   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 1996

                                                      REGISTRATION NO. 33-65301

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                      BANKERS TRUST NEW YORK CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEW YORK                                13-6180473
    (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION
    INCORPORATION OR ORGANIZATION)                      NUMBER)

            280 PARK AVENUE NEW YORK, NEW YORK 10017 (212) 250-2500
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                                       Copy to
   GORDON S. CALDER, JR., ESQ.           KEVIN KEOGH, ESQ. WHITE & CASE 1155
  MELVIN A. YELLIN, ESQ. BANKERS        AVENUE OF THE AMERICAS NEW YORK, NEW
  TRUST NEW YORK CORPORATION 130              YORK 10036 (212) 819-8200
LIBERTY STREET NEW YORK, NEW YORK
       10006 (212) 250-2500
  (NAME, ADDRESS, INCLUDING ZIP
   CODE, AND TELEPHONE NUMBER,
  INCLUDING AREA CODE, OF AGENTS
           FOR SERVICE)

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions.

                                ---------------

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. [X]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


                                  PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

          23.1 Consent of Experts

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON THE 31ST DAY OF MAY, 1996.

                                          Bankers Trust New York Corporation

                                                 /s/ Garret G. Thunen
                                          By:__________________________________

                                             (GARRET G. THUNEN) TREASURER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

              SIGNATURE                         TITLE                DATE

          Frank N. Newman*              Chairman of the
- -------------------------------------    Board, Chief            May 31, 1996
          (FRANK N. NEWMAN)              Executive Officer
                                         and Director
                                         (Principal
                                         Executive Officer)

         Richard H. Daniel*             Executive Vice
- -------------------------------------    President and Chief     May 31, 1996
         (RICHARD H. DANIEL)             Financial Officer
                                         (Principal
                                         Financial Officer)

        Geoffrey M. Fletcher*           Senior Vice
- -------------------------------------    President               May 31, 1996
       (GEOFFREY M. FLETCHER)            (Principal
                                         Accounting Officer)

         George B. Beitzel*             Director
- -------------------------------------                            May 31, 1996
         (GEORGE B. BEITZEL)

        Phillip A. Griffiths*           Director
- -------------------------------------                            May 31, 1996
       (PHILLIP A. GRIFFITHS)

         William R. Howell*             Director
- -------------------------------------                            May 31, 1996
         (WILLIAM R. HOWELL)

          Jon M. Huntsman*              Director
- -------------------------------------                            May 31, 1996
          (JON M. HUNTSMAN)

              SIGNATURE                  TITLE                       DATE

       Vernon E. Jordan, Jr.*           Director
- -------------------------------------                            May 31, 1996
       (VERNON E. JORDAN, JR.)

           Hamish Maxwell*              Director
- -------------------------------------                            May 31, 1996
          (HAMISH MAXWELL)

         N.J. Nicholas Jr.*             Director
- -------------------------------------                            May 31, 1996
         (N.J. NICHOLAS JR.)

         Russell E. Palmer*             Director
- -------------------------------------                            May 31, 1996
         (RUSSELL E. PALMER)

        Patricia C. Stewart*            Director
- -------------------------------------                            May 31, 1996
        (PATRICIA C. STEWART)

          George J. Vojta*              Director
- -------------------------------------                            May 31, 1996
          (GEORGE J. VOJTA)

      /s/ Garret G. Thunen
*By _________________________________

(GARRET G. THUNEN, ATTORNEY-IN-FACT)